SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 3 TO
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)      March 5, 2001
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                           BIOGAN INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its Charter)


          Delaware                     0-31479                58-1832055
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(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)


               7213 Potomac Drive, Boise, Idaho            83704
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           (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code     (208) 376-8500
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         This Amendment No. 3 to Current Report on Form 8-K is filed by Biogan International, Inc. (the "Company") with the Securities and Exchange Commission for the purpose of filing the letter by the Company's former accountants, Bersch Accounting, which is required to be filed in connection with the Company's disclosure concerning changes in the Company's accountants. A copy of such letter is attached hereto as Exhibit 16.4.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.  Not applicable.

         (c)      EXHIBITS.

                  16.4 Letter from Bersch Accounting to the Securities and Exchange Commission regarding the Company's disclosures in Amendment No. 2 to Current Report on Form 8-K.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 2, 2001                    BIOGAN INTERNATIONAL, INC.


                                        By:/S/ Kerry D. Smith
                                           -------------------------------------
                                        Kerry D. Smith, Chief Financial Officer

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